ANNUAL REPORT

December 31, 2002

Mosaic Equity Trust

  Mosaic Investors Fund
  Mosaic Balanced Fund
  Mosaic Mid-Cap Fund
  Mosaic Foresight Fund

Letter to Shareholders

For a year that began with great hope, the annual period ended December 31, 2002 was a disappointment for stock investors. Despite a substantial rally in the last quarter, all major domestic indices ended the year down sharply. In fact, 2002 proved to be the worst of three straight calendar-year losses for U.S. stocks.

Unlike the previous two years, when some areas of the market held up quite well, 2002 was a year of broad-based declines. At Mosaic, our philosophy of seeking the kind of companies that can produce solid results even in difficult times was rewarded with returns well above the market’s. Still, there was no area of the market left unscathed by this particular bear, and all of the funds in Equity Trust showed negative returns for the one-year period.

While many money managers would be envious of our relative performance, we take no joy in seeing negative returns. However, we are frequently reminded in conversations and in print about the deep damage this bear market has effected. From the market top in March 2000 to the market low in October 2002, the S&P 500 was down well over 40%, while the Nasdaq was off more than 70%. For this same top-to-bottom period, Mosaic’s Equity Trust funds showed a fraction of these losses. One of our main objectives in managing your money is to try to protect against major losses in down markets, while participating when the market rises. To produce these kind of results during the worst bear market since World War II is an achievement in which we will always take pride.

As we move forward from this difficult year, we continue to invest in companies with proven track records, superior management teams, and straightforward accounting procedures. We have every faith that the American economy will continue to be the world’s strongest, and that it makes great investment sense to have a stake in its future through the ownership of its premier companies.

We thank you for your continued confidence and encourage you to review the following report and to visit our website at www.mosaicfunds.com for updates.

Sincerely,

(signature)

Katherine Frank
President

Management’s Discussion of Fund Performance

Review of Period

The one-year period ended December 31, 2002 showed losses for all the funds in Equity Trust, but the funds outperformed the major indices and the funds’ peer groups. Mosaic Mid-Cap returned -12.87% for the period; Balanced fell in value by -9.13%; Investors was down -16.94% and Foresight retreated -14.17%. Over the same period, the S&P 500 Index dropped -22.10%. All of the funds in Equity Trust handily outperformed their benchmarks and their peers in their appropriate Lipper categories.

Market in Review

With the overall equity market down -22.10%, as measured by the S&P 500, there was considerable market gloom which overshadowed the fact that the United States economy grew some 3% in 2002, roughly its long-term growth rate. The year will more likely be remembered for the series of corporate scandals early in the year, and the resulting, lingering cloud of uncertainty.

While economic measures remained mixed throughout the year, the end result appeared to be a reversal of the mild recession of 2001. Recoveries are often matched to the depths of the preceding economic downturns, so a modest recovery seemed appropriate, particularly on the heels of the bursting of one of the greatest stock bubbles in history. Manufacturing, net exports and business investment were noteworthy weak spots, but the growth has been reasonably broad based with sizeable gains in many consumer spending categories and increasing contributions from government expenditures. The housing market remained strong and is evidence that the Federal Reserve Board’s monetary policy can induce desired results.

In a continued reversal of the technology bubble of the late 1990s and early 2000, technology and telecommunications were the worst performing sectors of the market in 2002, retreating more than -36% each. The defensive Consumer Staples sector was the best performing area of the market, but still registered a -6.31% return.

Outlook

It appears that the worst of the bear market is behind us as many of the excesses of the market bubble of the late 1990’s have been washed away, but that does not necessarily mean we will revisit the impressive annual stock market returns that investors became accustomed to during the strong bull market that lasted almost two decades. The U.S. economy and stock market have thus far failed to significantly respond to 12 interest rate reductions, a tax cut, and other stimulative action taken by our government. Inflation is benign and interest rates remain low, creating a positive backdrop for a recovery. However, worldwide over-capacity, fueled by the tremendous misallocation of capital during the late 1990s, remains a problem in many areas, stifling corporate capital spending and creating a drag on the economy. Consumer and corporate debt levels remain high. The consumer has remained surprisingly resilient over the last three years, as evidenced by a continued robust housing market and strong auto sales. Indications are that the consumer may finally be showing signs of weakening, as the holiday season for retailers was the softest in over three decades. Stock valuations are certainly more attractive than they were before the market bubble burst, but they are not yet cheap by historical measures. Sound stock picking and steadfast adherence to our investment discipline gives us confidence that we will produce solid results over the long term through a variety of economic environments.

Interview with lead equity manager Jay Sekelsky

What were the most memorable events of 2002?

This past year was a frustrating one for equity managers in general and we were no exception. Not only did we have to witness the erosion of value in our equity funds and the third down year in a row for the stock market, but we saw a series of unsettling corporate events. While we avoided the worst of these fraud-based meltdowns, the accuracy of audited statements is a fundamental requirement of efficient capital markets and it was disturbing to see the tremendous reputation of our marketplace tarnished. Unlike 2000 and 2001, it was not possible to avoid the market’s downdraft by picking a winning sector: there were none. So this too was a part of the frustration. But we also recall some silver linings in the clouds this year. Our overall bear market performance has been outstanding, and we will always take pride in these results. This past year saw across-the-board outperformance of our funds against their benchmarks and Lipper peer groups. Our discipline held up well under some very intense pressure, which only confirmed our deep belief in our investment approach. For instance, the corporate governance scandals only bolstered our long-held emphasis on the character and effectiveness of management teams.

Mosaic Investors

How did the fund perform in 2002?

Overall, the fund was relatively strong, even with its -16.94% drop. This return was well ahead of the broader market (S&P 500 down -22.10%), and considerably stronger than its Lipper Large-Cap Core peer group, which showed an average loss of -21.23%.

Have you made any significant changes to the portfolio since December 31, 2001?

This past year saw about average portfolio turnover which produced some gradual shifts in the overall portfolio. Sector allocation was fairly constant throughout the year, with an emphasis on consumer and financial names. We were consistently leery of technology companies, although as always, are willing to buy top-notch technology companies when their valuations seem reasonable. This allowed us to retain a stake in Microsoft for the year, and to realize a gain in Cisco after it reached our price target sooner than anticipated. The market decline allowed us entry to a number of companies that we have long admired, but whose valuations have been historically high. For example, in the fourth quarter we acquired a position in Costco, the discount retail chain. We feel this is a great company with superior management in a retail sector we like. Discounters have continually gained market share from traditional retailers, and they tend to do well in tougher economic times. In the end, the portfolio shifted a bit towards more economically sensitive companies, which we feel will perform well in a recovering economy.

Any other notable trades?

We added AIG International, a large diversified financial firm, whose primary business is insurance, and is the type of firm which we feel will respond well to an improving economy. We also added some other high-quality firms, including Automatic Data Processing. ADP is a major player in the payroll processing business, and will be a clear winner if unemployment drops over the next year. In addition, we reduced our exposure to the financial sector by selling Household International and Stilwell Financial.

How do you find steadily growing companies in a lack-luster economy?

This can be a challenge. However, there always seem to be pockets of the economy that are healthier and individual companies who find competitive advantages. An example would be Mohawk Industries, the largest distributor of home floor coverings (tile and carpets). While the economy has been soft, the housing market has remained strong, and this well-managed company has taken advantage of it. Another plus has been the boom in refinancing. Many homeowners will take cash out of the process and many use it for home improvement projects, which often involve carpeting. Mohawk has fueled growth through acquisitions as well, as in their recent purchase of Dal-Tile, a major retail outlet. The synergy here includes the cross-selling of Mohawk area rugs, since tile and throw rugs are a common purchasing combination.

How long will you hold a company?

This year marks the thirteenth straight year that we’ve owned Freddie Mac. Although we’ve adjusted the size of our holdings over the years--trimming when valuation seems high and adding shares when the valuation dips--we’ve always found much to admire here. Freddie Mac exemplifies many of the characteristics we seek in our portfolio. The company has a commanding market share in a growing market, with its only real competition coming from Fannie Mae. The company has had double-digit growth every year since 1990 in a housing industry that has been one of the bright spots in our economy. We continue to see the percentage of Americans who own homes rising and Freddie Mac should continue to benefit from this trend. Reliable, steady growth, reasonable valuation, excellent management, and a wide moat from competition all exemplify our desired characteristics.

What stocks and sectors had the most positive effect on the portfolio?

Although it may seem odd that what we didn’t hold was as important as what we did hold, our light exposure to technology and telecommunications, the worst performing sectors in the market, was a big plus for our relative performance. Within these sectors, we actually saw a small positive performance in Microsoft, and a nice profit in Cisco, which was bought and then sold within this past year. We also had positive returns from Liz Claiborne, Mohawk Industries, newspaper publisher Scripps and specialty insurer Markel. The best performing sector for us was the Consumer areas, although our Financial holdings also outperformed the market in general.

What were the largest drags on performance?

As we previously mentioned, the market decline was broad and included virtually all the sectors of the market. We saw losses in all sectors held, but our results were not dramatically disparate. For instance, the S&P 500 Information Technology sector was off some -37% for the year, but our holdings in this area were down some -19%. We saw our Healthcare stocks fall around -20% for the year, right in line with that overall sector’s performance. On an individual stock basis, we saw an impact from corporate accounting and governance problems in our Household International and WorldCom holdings, both of which were sold. In the case of WorldCom, we exited early in the year, before the worst of the malfeasance evidence was released. We also saw Stilwell Financial’s shares fall before our sale of the company, as the firm was unable to avoid another year of significant losses in their Janus Funds.

Did anything else affect performance?

During the year, the fund more than tripled in asset size as a result of mergers with two other funds. The fund’s expense ratio dropped approximately 0.15% beginning August 27, 2002 to reflect the new economies of scale.
TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2002 FOR MOSAIC INVESTORS
% of net assets
Freddie Mac	3.94%
Costco Wholesale	3.72%
Mohawk Industries	3.61%
Merck & Co., Inc.	3.53%
Pfizer, Inc.	3.43%
MGIC Investment Corp.	3.41%
Wells Fargo & Co.	3.40%
Comcast Corp.	3.29%
Microsoft Corp.	3.29%
Scripps Co.	3.25%

Mosaic Balanced

How did Mosaic Balanced perform for the one-year period?

Mosaic Balanced returned -9.13% for the year, with the bond portfolio helping to support the broad drop in stock valuations. Over the same period, the average balanced fund, as tracked by the Lipper Balanced Fund Index, showed a return of -10.69%.

Did you make any significant changes to the portfolio since December 31, 2001?

The stock holdings of Balanced mirror the holdings of Mosaic Investors, as discussed above. These holdings continue to focus on solid, well-established domestic companies that have proven their earning ability through difficult times. One of the factors in our management of Balanced is the mix of stocks and bonds, with 70% being the highest allowable percentage of stocks. We began the period holding 58.7% stocks and finished the period at 53.7% in stocks. While we don’t attempt to time the market in Balanced by making major asset class bets, the allocation does reflect the relative strength in the bond market. Bonds continued to outperform the major stock indices, boosting that area’s allocation in the portfolio, while we continued to be cautious regarding valuation and risk in the equity markets.

How did the stock holdings in Balanced contribute to overall performance?

The stock holdings in Balanced outperformed a dismal market, but were still negative for the period. The holdings mirror the stocks held in Mosaic Investors, discussed at some length in the previous sections.

How did the bond holdings in Balanced contribute to overall performance?

Bonds were a positive to overall performance in 2002. Government bonds outperformed corporate bonds, which suffered the same drop in confidence that hurt the stock market. Although not a large percentage of our bond holdings, our WorldCom bonds were sold at a loss in the wake of the revelations of corporate fraud. One of the attractions of a balanced fund is the dampening of volatility that bond holdings can provide. The Fund continued to hold a heavier weight in corporate bonds than in government bonds. We believe that this mix can outperform in a period of economic and stock market recovery.
TOP FIVE STOCK AND FIXED INCOME HOLDINGS AS OF DECEMBER 31, 2002 FOR MOSAIC BALANCED
% of net assets
Top Five Stock Holdings
(53.7% of net assets in stocks)
Freddie Mac	2.49%
Costco Wholesale	2.26%
Mohawk Industries	2.24%
Pfizer, Inc.	2.18%
Comcast Corp.	2.17%

Top Five Fixed Income Holdings
(39.9% of net assets in fixed income)
Fannie Mae, 6.375%, 11/15/03	3.75%
Freddie Mac, 7.375%, 5/15/03	2.96%
Fannie Mae, 6.0%, 12/15/05	2.65%
Fannie Mae, 6.42%, 3/9/09	2.01%
Fed. Home Loan Bank, 6.08%, 7/10/12	1.96%

Mosaic Mid-Cap

How did the fund perform for the annual period ended December 31, 2002?

Mosaic Mid-Cap finished the year with a return of -12.87%. This was solidly above the fund’s benchmark, the Russell Mid-Cap Index, which was -16.18% for the year. It also was ahead of its Lipper peer group, with the Lipper Mid-Cap Core Index falling -17.37%. Over the run of the bear market, the fund’s outperformance is even more striking, with Mosaic Mid-Cap showing a three-year annualized return of 5.98%, while the Lipper Mid-Cap Core Index was -5.84% and the Russell Mid-Cap Index was -5.04%.

What holdings were the most positive and negative for performance?

A number of our positions held up very well in the face of the broad market decline. Our top performing stocks included designer Liz Clairborne, fast-food chain Jack in the Box, which we sold at a profit during the second quarter, and the fund’s largest holding, Markel, which writes specialized insurance policies. Some of our newest acquisitions are off to strong starts and were positive through the end of the annual period, including Mohawk Industries, the nation’s leading floor-covering company, and Fastenal, which provides industrial products, including screws and bolts, as suggested by its name. In terms of relative performance, our caution regarding technology and telecommunications companies was a major boost against our benchmarks. On the downside, we saw disappointing results from Toys R Us, which suffered from a combination of declining consumer spending and increased competition from the large discount chains. We also saw Stilwell Financial, parent of the Janus Funds, fail to engineer an effective defense against either the continued drop in the aggressive growth stocks they favor or declining investor confidence. Both stocks were sold and are no longer in the portfolio.

How do you find attractive companies in tough times?

This can be a challenge, but we often find that a tough economic environment helps differentiate an industry leader from the rest of the pack. Fastenal, a stock we added to Mid-Cap this past quarter, is one such industry leader. This Minnesota-based firm is the largest fastener distributor in the nation, and despite the severe recession in the rust belt, it has been growing sales at a healthy clip. The company sells products such as screws, washers, nuts, bolts, and tools--literally the "nuts and bolts" of the industrial economy--and exciting growth opportunities exist from the addition of new product categories to its line-up. It has compounded earnings at a 23% annual rate over the past decade, with a proven ability to take advantage of industry weakness to further distance itself from its competitors. One of the most extraordinary aspects to its success is that it is not a Johnny-come-lately to notions of good corporate governance and responsible executive compensation. The Chairman/CEO in 2001 drew a salary of only $64,000. Additionally, he is funding Fastenal’s extensive stock option plan with his personal stock holdings, so that no dilution to shareholders will result. We take extra comfort in this exceptional display of shareholder stewardship and employee benefaction, and are delighted that the difficult market environment has allowed us to add this fine company to the roster of fund holdings.
TOP TEN STOCK HOLDINGS AS OF DECEMBER 31, 2002 FOR MOSAIC MID-CAP
% of net assets
Markel Corp.	4.85%
White Mountains Insurance	4.38%
Odyssey Reinsurance Holdings	4.11%
Dover Corporation	3.73%
Mohawk Industries	3.37%
Expeditors Int’l WA	3.23%
Waste Management, Inc.	3.22%
Liz Claiborne	3.14%
Charter One Financial	3.11%
Kroger Company	3.09%

Mosaic Foresight

An interview with Foresight manager and Madison Investment Advisors’ founder and President, Frank Burgess.

How would you characterize the performance of Foresight for the period?

At the beginning of the one-year period stocks made up about 30% of Foresight’s holdings. At year end, that percentage stood at close to two-thirds. This shift was not immediately positive for the fund’s performance, which dropped -14.17% for the year. Of course, this is well above the return of the stock market in general, with the S&P 500 down -22.10% in 2002. It was also slightly superior to the fund’s Lipper peer group, as reflected in the Lipper Flexible Portfolio Fund Index, which dropped -14.71% for the year. Our increased position in stocks was not effected as a short-term trade, but in anticipation of a longer-term trend. While the economic signals are still mixed, we foresee an improving economy ahead, and we want to participate in what we feel will be a positive trend for the stocks of successful companies. It is virtually impossible to call market tops and bottoms, and here’s a case where we feel it is better to be early than to miss the boat entirely.

Did you make any significant changes to the portfolio since December 31, 2002?

The most significant change was the increase in our stock exposure, as previously mentioned. We have been largely in a defensive posture over the past few years as we watched the market bubble in 1998 and 1999, and then stayed out of the way of the crash that ensued during 2000 and 2001. The fund retains about one-third of its assets in fixed income instruments, reflecting the many uncertainties that remain. In terms of stocks, these concerns are particularly evident in the technology and telecommunications industries, which represent a small percentage of the portfolio. The fund has its largest exposure to financials, which include such economically sensitive companies as Morgan Stanley. In other words, this is a company that will quickly benefit from an improved economic environment. We continue to emphasize solid, larger domestic companies which have the ability to produce profits in challenging times as well as good ones.

Do you anticipate any major asset moves in the coming year?

Foresight has the ability, and nimbleness, to make quick asset changes. However, if we see our current outlook sustained, which will mean an economy gaining strength (even if in fits and starts), we’ll continue to emphasize stocks over fixed-income instruments. We may even add to our holdings, should we have the right confluence of reasonable valuation and potential. It is more likely that we will see changes in individual holdings, rather than a major asset shift, but in today’s world, things change rapidly, and we need to be vigilant with regards to those possibilities.
TOP FIVE STOCK HOLDINGS AS OF DECEMBER 31, 2002 FOR MOSAIC FORESIGHT
(64.3% of net assets in stocks)
% of net assets
Merck & Co., Inc.	4.28%
Washington Mutual	4.27%
American Power Conversion	4.14%
Morgan Stanley DW	4.03%
Home Depot, Inc.	3.73%

Independent Auditors’ Report

To the Board of Trustees and Shareholders of Mosaic Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Mosaic Equity Trust (the "Trust"), including Investors Fund, Balanced Fund, Mid-Cap Fund, and Foresight Fund (collectively, the "Funds"), as of December 31, 2002, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Funds’ custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2002, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

(signature)

Chicago, Illinois

January 27, 2003

Investors Fund - Portfolio of Investments
	NUMBER OF SHARES	VALUE
COMMON STOCKS: 88.6% of net assets
BANKS: 8.0%
US Bancorp	114,015	$2,419,398
Washington Mutual	58,000	2,002,740
Wells Fargo Co.	69,075	3,237,545
CONSUMER GOODS: 6.6%
Liz Claiborne	96,105	2,849,513
Mohawk Industries Inc.*	60,425	3,441,204
CONSUMER STAPLES: 4.6%
Kraft Foods	60,000	2,335,800
Safeway, Inc.*	88,235	2,061,170
FINANCIAL SERVICES: 9.9%
Freddie Mac	63,465	3,747,608
MBNA Corp.	147,525	2,805,926
Morgan Stanley	71,885	2,869,649
HEALTHCARE: 12.7%
Bristol-Myers Squibb	132,460	3,066,449
Johnson & Johnson	43,830	2,354,109
Merck & Co., Inc.	59,415	3,363,483
Pfizer, Inc.	106,820	3,265,488
INDUSTRIAL: 8.3%
Automatic Data Processing	73,720	2,893,510
Dover Corp.	94,500	2,755,620
Waste Management Inc.	99,450	2,279,394
INSURANCE: 11.0%
AIG US	46,000	2,661,100
MGIC Investment Corp.	78,535	3,243,496
Markel Corp.*	14,250	2,928,375
Mercury General Corp.	42,805	1,608,612
MEDIA: 12.7%
Comcast Corp.*	138,880	$3,137,299
Liberty Media Corp.	326,010	2,914,529
Scripps, Co.	40,265	3,098,392
Viacom*	71,405	2,910,468
RETAIL & RESTAURANT: 9.4%
Costco Wholesale Corp.	126,190	3,540,891
McDonald’s Corp.	178,210	2,865,617
Target Corp.	87,035	2,611,050
TECHNOLOGY: 5.4%
Check Point Software*	151,730	1,967,938
Microsoft Corp.*	60,590	3,132,503
mTOTAL COMMON STOCKS (cost $85,568,544)		$84,368,876
REPURCHASE AGREEMENT: 10.6% of net assets[1]
mMorgan Stanley and Company issued 12/31/02 at 0.80%, due 1/2/03, collateralized by $10,287,251 in United States Treasury Notes due 3/31/04. Proceeds at maturity are $10,084,448. (cost $10,084,000)		10,084,000
mTOTAL INVESTMENTS: 99.2% of net assets (cost 95,652,544)		$94,452,876
CASH AND RECEIVABLES LESS LIABILITIES: 0.8% of net assets		765,963
NET ASSETS: 100%		$95,218,839

*Non-income producing

1The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risk.

Balanced Fund - Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 53.7% of net assets
BANKS: 3.6%
US Bancorp	15,192	$322,374
Wells Fargo Co.	9,040	423,705
CONSUMER GOODS: 4.0%
Liz Claiborne	12,090	358,469
Mohawk Industries Inc.*	8,200	466,990
CONSUMER STAPLES: 2.9%
Kraft Foods	8,335	324,482
Safeway, Inc.*	11,620	271,443
FINANCIAL SERVICES: 6.2%
Freddie Mac	8,800	519,640
MBNA Corp.	20,535	390,576
Morgan Stanley	9,715	387,823
HEALTHCARE: 8.0%
Bristol-Myers Squibb	18,370	425,266
Johnson & Johnson	6,735	361,737
Merck & Co., Inc.	7,940	449,483
Pfizer, Inc.	14,920	456,104
INDUSTRIAL: 5.1%
Automatic Data Processing	9,880	387,790
Dover Corp.	13,240	386,078
Waste Management Inc.	13,255	303,805
INSURANCE: 6.8%
AIG US	6,150	355,777
MGIC Investment Corp.	10,495	433,444
Markel Corp.*	1,990	408,945
Mercury General Corp.	5,860	220,219
MEDIA: 8.0%
Comcast Corp.*	20,055	453,042
Liberty Media Corp.	42,920	383,705
Scripps, Co.	5,840	449,388
Viacom*	9,555	389,462
RETAIL & RESTAURANT: 5.7%
Costco Wholesale Corp.	16,790	471,127
McDonald’s Corp.	23,855	383,588
Target Corp.	11,080	332,400
TECHNOLOGY: 3.4%
Check Point Software*	21,640	280,671
Microsoft Corp.*	8,135	420,579
mTOTAL COMMON STOCKS (cost $12,000,086)		$11,218,112
DEBT INSTRUMENTS: 39.9% of net assets
Corporate Obligations: 26.6%
OIL: 1.0%
Marathon Oil Corp., 5.375%, 6/1/07	200,000	$211,117
CONSUMER STAPLES: 1.3%
Coca-Cola Enterprise, 5.25%, 5/15/07	250,000	269,050
FINANCIALS:10.1%
Associates Corp., 5.75%, 11/1/03	325,000	336,455
Ford Motor Credit, 6.875%, 2/1/06	225,000	225,548
GMAC, 5.75%, 11/10/03	330,000	335,538
Goldman Sachs, 7.35%, 10/1/09	230,000	263,993
Household Finance Co., 7.875%, 3/1/07	300,000	335,413
Int’l Lease Finance, 8.375%, 12/15/04	315,000	344,182
MGIC Investment Corp., 6%, 3/15/07	250,000	268,554
HEALTHCARE SERVICES: 1.6%
Cardinal Health Inc., 6.25%, 7/15/08	290,000	326,304
TRANSPORTATION, ROAD & RAIL: 1.4%
Norfolk Southern Corp., 7.35%, 5/15/07	250,000	287,353
RETAILERS-APPAREL: 1.5%
Kohls Corp., 6.7%, 2/1/06	280,000	308,565
INDUSTRIAL: 6.1%
Daimler Chrysler, 7.2%, 9/1/09	250,000	278,305
Gannett, Inc., 4.95%, 4/1/05	340,000	360,012
Lowes Companies, 8.25%, 6/1/10	250,000	309,683
Target Corp., 7.5%, 2/15/05	300,000	331,517
TECHNOLOGY: 2.8%
Computer Sciences Co., 7.5%, 8/8/05	255,000	279,082
Lexmark Int’l, 6.75%, 5/15/08	290,000	312,123
TELECOMMUNI-CATIONS: 0.8%
SBC Communication, 5.75%, 5/2/06	150,000	$162,825
US Treasury & Agency Obligations: 13.3%
Fannie Mae, 6.375%, 11/15/03	750,000	782,921
Fannie Mae, 6%, 12/15/05	500,000	554,025
Fannie Mae, 6.42%, 3/9/09	400,000	420,740
Federal Home Loan Bank, 6.08%, 7/10/12	400,000	408,676
Freddie Mac, 7.375%, 5/15/03	605,000	618,612
mTOTAL DEBT INSTRUMENTS (cost $7,879,872)		$ 8,330,593
REPURCHASE AGREEMENT: 5.8% of net assets
mMorgan Stanley and Company issued 12/31/02 at 0.80%, due 1/2/03, collateralized by $1,226,227 in United States Treasury Notes due 3/31/04. Proceeds at maturity are $1,202,053. (cost $1,202,000)		$ 1,202,000
mTOTAL INVESTMENTS: 99.4% of net assets (cost $21,081,958)		$20,750,705
CASH AND RECEIVABLES LESS LIABILITIES: 0.6% of net assets		134,956
NET ASSETS: 100%		$20,885,661

*Non-income producing

Mid-Cap Fund - Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 86.3% of net assets
BANKS: 5.6%
Charter One Financial	28,368	$815,013
Southtrust Corp.	26,270	652,809
CONSUMER GOODS: 11.4%
Hasbro Inc.	65,935	761,549
Liz Claiborne	27,715	821,750
Mohawk Industries, Inc.*	15,510	883,295
Natuzzi SPA	50,000	508,000
CONSUMER STAPLES: 3.1%
Kroger Company*	52,465	810,584
FINANCIAL SERVICES: 2.3%
A.G. Edwards Inc.	18,280	602,509
HEALTHCARE: 7.6%
Apogent Technologies*	36,190	752,752
Dentsply International, Inc.	17,332	645,426
Edwards Lifesciences Co.*	22,895	583,136
INDUSTRIAL: 13.1%
Dover Corporation	33,530	977,735
Expeditors International of Washington, Inc.	25,900	845,635
Fastenal Co.	10,050	375,769
Valassis Communications, Inc.*	13,305	391,566
Waste Management, Inc.	36,830	844,144
INSURANCE: 18.9%
MGIC Investment Corp.	16,165	667,615
Markel Corp.*	6,180	1,269,990
Mercury General Corp.	21,070	791,811
Odyssey Reinsurance Holdings	60,875	1,077,487
White Mountains Insurance	3,550	1,146,650
MATERIALS: 2.4%
Martin Marietta Materials	20,890	640,487
MEDIA: 5.3%
Liberty Media Corp.	79,375	709,613
Scripps, Co.	8,885	683,701
RETAIL & RESTAURANTS: 14.4%
Costco Wholesale Corp.	27,940	783,996
Ethan Allen Interiors	23,560	809,757
Office Depot, Inc.*	49,750	734,310
Tiffany & Company	28,940	691,955
YUM! Brands Inc.*	31,315	758,449
TECHNOLOGY: 2.2%
Kemet Corp.*	66,070	577,452
mTOTAL COMMON STOCKS (cost $22,498,252)		$22,614,945
REPURCHASE AGREEMENT: 14.4% of net assets[1]
mMorgan Stanley and Company issued 12/31/02 at 0.80%, due 1/2/03, collateralized by $3,859,249 United States Treasury Notes due 3/31/04. Proceeds at maturity are $3,783,168. (cost $3,783,000)		3,783,000
mTOTAL INVESTMENTS 100.7% of net assets (cost $26,281,252)		$26,397,945
CASH AND RECEIVABLES LESS LIABILITIES: (0.7)% of net assets		(196,338)
NET ASSETS: 100%		$26,201,607

*Non-income producing

1The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risk.

Foresight Fund - Portfolio of Investments

	NUMBER OF SHARES	VALUE
COMMON STOCKS: 64.3% of net assets
BANKS: 9.8%
Marshall & Isley Co.	4,000	$109,520
Southtrust Corp.	4,240	105,364
Washington Mutual	4,855	167,643
CONSUMER GOODS: 6.5%
Home Depot Inc.	6,110	146,396
Liz Claiborne	3,610	107,037
CONSUMER STAPLES: 5.1%
Kroger Company*	7,230	111,703
Safeway, Inc.*	3,885	90,754
FINANCIAL SERVICES: 6.3%
Freddie Mac	1,500	88,575
Morgan Stanley	3,960	158,083
HEALTHCARE: 14.6%
Bristol-Myers Squibb	5,850	135,427
Edwards Lifesciences, Inc.*	5,065	129,006
Merck & Co., Inc.	2,970	168,132
Pfizer, Inc.	4,535	138,635
INDUSTRIAL: 2.8%
Dover Corp.	2,650	77,274
Midwest Express Holdings*	6,185	33,090
INSURANCE: 5.9%
MBIA Inc.	2,250	98,685
MGIC Investment Corp.	3,215	132,779
MEDIA: 5.3%
Comcast Corp.*	4,855	109,674
Liberty Media Corp.	11,185	99,994
*Non-income producing
TECHNOLOGY: 8.0%
Amer. Power Conversion*	10,715	162,332
Check Point Software*	6,705	86,964
Cisco Systems, Inc.*	3,940	51,614
Tellabs Inc.*	1,855	13,486
mTOTAL COMMON STOCKS (cost $2,987,418)		$2,522,167
EXCHANGE TRADED FUNDS: 2.2% of net assets (cost $113,960)
mNasdaq-100 Index Tracking*	3,500	85,435
U.S. GOVERNMENT AGENCY OBLIGATIONS: 25.4% of net assets
Freddie Mac, 1.24%, 1/14/03	500,000	499,778
Fannie Mae, 1.28%, 2/25/03	500,000	499,026
mTOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $998,804)		$ 998,804
REPURCHASE AGREEMENT: 8.0% of net assets
mMorgan Stanley and Company issued 12/31/02 at 0.80%, due 1/2/03, collateralized by $321,349 in United States Treasury Notes due 3/31/04. Proceeds at maturity are $315,014. (cost $315,000)		315,000
mTOTAL INVESTMENTS: 99.9% of net assets (cost $4,415,182)		$ 3,921,406
CASH AND RECEIVABLES: 0.1% of net assets		4,047
NET ASSETS: 100%		$ 3,925,453

Statements of Assets and Liabilities
	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
ASSETS
Investments, at value (Notes 1 and 2)
mInvestment securities	$84,368,876	$19,548,705	$22,614,945	$3,606,406
mRepurchase agreements	10,084,000	1,202,000	3,783,000	315,000
mTotal investments*	94,452,876	20,750,705	26,397,945	3,921,406
Cash	515	610	767	229
Receivables
mDividends and interest	109,153	130,554	9,430	3,818
mCapital shares sold	687,354	10,860	9,768	--
Total assets	$95,249,898	$20,892,729	$26,417,910	$3,925,453
LIABILITIES
Payables
mInvestment securities purchased	--	--	186,680	--
mCapital shares redeemed	31,059	7,068	29,623	--
Total liabilities	$ 31,059	$ 7,068	$ 216,303	--
NET ASSETS (Note 7)	$95,218,839	$20,885,661	$26,201,607	$ 3,925,453
CAPITAL SHARES OUTSTANDING	6,173,458	1,306,916	3,014,408	363,686
NET ASSET VALUE PER SHARE	$0000,15.42	$0000,15.98	$000 0,8.69	$0000,10.79
*INVESTMENT SECURITIES, AT COST	$95,652,544	$21,081,958	$26,281,252	$ 4,415,182

Statements of Operations

For the year ended December 31, 2002
	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
INVESTMENT INCOME (Note 1)
mInterest income	$ 78,524	$ 460,813	$ 49,220	$ 34,528
mDividend income	676,682	148,708	126,131	27,601
Total investment income	755,206	609,521	175,351	62,129
EXPENSES (Notes 3 and 5)
mInvestment advisory fees	394,114	165,241	158,877	31,999
mOther expenses	130,093	99,145	105,918	21,332
Total expenses	524,207	264,386	264,795	53,331
NET INVESTMENT INCOME (LOSS)	$ 230,999	$ 345,135	$ (89,444)	$ 8,798
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
mNet realized loss on investments	(4,364,044)	(775,629)	(1,035,833)	(44,103)
mChange in net unrealized appreciation (depreciation) of investments	(6,805,225)	(1,716,639)	(2,068,547)	(627,129)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	$(11,169,269)	$(2,492,268)	$(3,104,380)	$(671,232)
TOTAL DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,938,270)	$(2,147,133)	$(3,193,824)	$(662,434)

Statements of Changes in Net Assets

For the year indicated
	Investors Fund		Balanced Fund
	Year Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
mNet investment income	$ 230,999	$ 75,257	$ 345,135	$ 406,964
mNet realized loss on investments	(4,364,044)	(1,078,295)	(775,629)	(525,686)
mChange in net unrealized appreciation (depreciation) of investments	(6,805,225)	312,321	(1,716,639)	365,450)
Total increase (decrease) in net assets resulting from operations	(10,938,270)	(690,717)	(2,147,133)	246,728
DISTRIBUTIONS TO SHAREHOLDERS
mFrom net investment income	(230,999)	(83,935)	(345,324)	(406,964)
mFrom net capital gains	--	(1,440,392)	--	(865,074)
Total distributions	(230,999)	(1,524,327)	(345,324)	(1,272,038)
CAPITAL SHARE TRANSACTIONS (Note 8)	75,861,631	5,260,455	521,833	2,100,771
TOTAL INCREASE (DECREASE) IN NET ASSETS	64,692,362	3,045,411	(1,970,624)	1,075,461
NET ASSETS
Beginning of year	$30,526,477	$27,481,066	$22,856,285	$21,780,824
End of year (including accumulated undistributed net investment income of $0 and $0, respectively for the Investors Fund and $0 and $189, respectively for the Balanced Fund)	$95,218,839	$30,526,477	$20,885,661	$22,856,285
	Mid-Cap Fund		Foresight Fund
	Year Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS
mNet investment income (loss)	$ (89,444)	$ 9,367	$ 8,798	$ 47,536
mNet realized gain (loss) on investments	(1,035,833)	433,673	(44,103)	(74,697)
mChange in net unrealized appreciation (depreciation) of investments	(2,068,547)	1,110,944	(627,129)	(41,905)
Total increase (decrease) in net assets resulting from operations	(3,193,824)	1,553,984	(662,434)	(69,066)
DISTRIBUTIONS TO SHAREHOLDERS
mFrom net investment income	--	(11,854)	(8,798)	(105,188)
mFrom net capital gains	(169,345)	(826,352)	--	--
Total distributions	(169,345)	(838,206)	(8,798)	(105,188)
CAPITAL SHARE TRANSACTIONS (Note 8)	16,527,958	3,219,655	286,689	1,626,726
TOTAL INCREASE (DECREASE) IN NET ASSETS	$13,164,789	$ 3,935,433	$ (384,543)	$ 1,452,472
NET ASSETS
Beginning of year	$13,036,818	$ 9,101,385	$ 4,309,996	$ 2,857,524
End of year (including accumulated undistributed net investment income of $0 and $0, respectively for the Mid-Cap Fund and $0 and $0, respectively for the Foresight Fund)	$26,201,607	$13,036,818	$ 3,925,453	$ 4,309,996

Financial Highlights

Selected data for a share outstanding for the periods indicated.

INVESTORS FUND
	Year Ended December 31,
	2002	2001	2000	1999	1998
Net asset value, beginning of year	$18.61	$20.06	$21.10	$24.26	$22.37
Investment operations:
mNet investment income (loss)	0.04	0.04	0.01	(0.01)	0.04
mNet realized and unrealized gain (loss) on investments	(3.19)	(0.54)	2.28	1.21	4.13
Total from investment operations	(3.15)	(0.50)	2.29	1.20	4.17
mLess distributions:
mmFrom net investment income	(0.04)	(0.05)	(0.01)	--	(0.04)
mmFrom net capital gains	--	(0.90)	(3.32)	(4.36)	(2.24)
Total distributions	(0.04)	(0.95)	(3.33)	(4.36)	(2.28)
Net asset value, end of year	$15.42	$18.61	$20.06	$21.10	$24.26
Total return (%)	(16.94)	(2.52)	10.84	5.06	18.66
Ratios and supplemental data
Net assets, end of year (in thousands)	$95,219	$30,526	$27,481	$29,326	$29,528
mRatio of expenses to average net assets (%)	0.99	1.15	1.15	1.15	1.16
mRatio of net investment income (loss) to average net assets (%)	0.44	0.26	0.05	(0.03)	0.17
mPortfolio turnover (%)	88	63	81	74	85

BALANCED FUND

	Year Ended December 31,
	2002	2001	2000	1999	1998
Net asset value, beginning of year	$17.87	$18.68	$18.95	$20.47	$19.48
Investment operations:
mNet investment income	0.26	0.33	0.33	0.33	0.37
mNet realized and unrealized gain (loss) on investments	(1.89)	(0.12)	1.69	0.31	2.56
Total from investment operations	(1.63)	0.21	2.02	0.64	2.93
mLess distributions:
mmFrom net investment income	(0.26)	(0.33)	(0.33)	(0.33)	(0.37)
mmFrom net capital gains	--	(0.69)	(1.96)	(1.83)	(1.57)
Total distributions	(0.26)	(1.02)	(2.29)	(2.16)	(1.94)
Net asset value, end of year	$15.98	$17.87	$18.68	$18.95	$20.47
Total return (%)	(9.13)	1.17	10.79	3.14	15.15
Ratios and supplemental data
Net assets, end of year (in thousands)	$20,886	$22,856	$21,781	$25,326	$24,735
mRatio of expenses to average net assets (%)	1.20	1.20	1.20	1.20	1.20
mRatio of net investment income to average net assets (%)	1.56	1.81	1.70	1.57	1.83
mPortfolio turnover (%)	37	60	66	55	94

MID-CAP FUND

	Year Ended December 31,
	2002	2001	2000	1999	1998
Net asset value, beginning of year	$10.04	$9.36	$9.57	$8.74	$9.25
Investment operations:
mNet investment income (loss)	(0.03)	0.01	0.04	--	(0.01)
mNet realized and unrealized gain (loss) on investments	(1.26)	1.40	1.74	0.83	0.64
Total from investment operations	(1.29)	1.41	1.78	0.83	0.63
mLess distributions:
mmFrom net investment income	--	(0.01)	(0.04)	--	--
mmFrom net capital gains	(0.06)	(0.72)	(1.95)	--	(1.14)
Total distributions	(0.06)	(0.73)	(1.99)	--	(1.14)
Net asset value, end of year	$8.69	$10.04	$9.36	$9.57	$8.74
Total return (%)	(12.87)	15.32	18.46	9.50	6.81
Ratios and supplemental data
Net assets, end of year (in thousands)	$26,202	$13,037	$9,101	$8,789	$10,207
mRatio of expenses to average net assets (%)	1.24	1.25	1.25	1.25	1.26
mRatio of net investment income (loss) to average net assets (%)	(0.42)	0.09	0.38	(0.03)	(0.09)
mPortfolio turnover (%)	35	47	75	65	88

FORESIGHT FUND

	Year Ended December 31,
	2002	2001	2000	1999	1998
Net asset value beginning of year	$12.60	$13.41	$11.46	$11.95	$10.46
Investment operations:
mNet investment income (loss)	0.02	0.15	0.27	0.37	0.22
mNet realized and unrealized gain (loss) on investments	(1.81)	(0.54)	1.68	(0.49)	1.49
Total from investment operations	(1.79)	(0.39)	1.95	(0.12)	1.71
mLess distributions from net investment income	(0.02)	(0.42)	--	(0.37)	(0.22)
Net asset value, end of year	$10.79	$12.60	$13.41	$11.46	$11.95
Total return (%)	(14.17)	(2.97)	17.02	(0.94)	16.36
Ratios and supplemental data
Net assets, end of year(in thousands)	$3,925	$4,310	$2,858	$2,585	$3,294
mRatio of expenses to average net assets (%)	1.25	1.25	1.25	1.25	1.30
mRatio of net investment income to average net assets (%)	0.21	1.41	2.37	2.73	2.59
mPortfolio turnover (%)	8	26	104	76	185

Notes to Financial Statements

For the year ended December 31, 2002

1. Summary of Significant Accounting Policies. Mosaic Equity Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end, investment management company. The Trust offers shares in four separate diversified funds which invest in differing securities. The Investors Fund is invested in established companies that may be undervalued and may offer significant growth potential. The Balanced Fund is invested in a combination of investment grade fixed-income securities and equity securities of established companies. The Mid-Cap Fund is invested primarily in "mid-cap" companies that may offer rapid growth potential. Effective January 1, 2002, the name of the Mid-Cap Fund was changed from Mid-Cap Growth Fund. The Foresight Fund moves in and out of the stock and bond markets when these markets appear unusually over-or-under valued.

Securities Valuation: Securities traded on a national securities exchange are valued at their closing sale price. Repurchase agreements and other securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities having longer maturities, for which quotations are readily available, are valued at the mean between their bid and asked prices. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Investment Transactions: Investment transactions are recorded on a trade date basis. The cost of investments sold is determined on the identified cost basis for financial statement and federal income tax purposes.

Investment Income: Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security. Dividend income is recorded on the ex-dividend date. Other income is accrued as earned.

Distribution of Income and Gains: Net investment income, determined as gross investment income less total expenses, is declared as a regular dividend and distributed to shareholders at year-end for the Investors, Mid-Cap and Foresight Funds. The Trust intends to declare and pay regular dividends quarterly on the Balanced Fund. Capital gains distributions, if any, are declared and paid annually at year end.

The tax character of distributions paid during 2002 and 2001 was as follows:

	2002	2001
Investors Fund:
Distributions paid from:
mOrdinary Income	$230,999	$83,935
mLong-term capital gains	--	1,433,680
mShort-term capital gains	--	6,712
Balanced Fund:
Distributions paid from:
mOrdinary Income	$345,324	$406,964
mLong-term capital gains	--	849,823
mShort-term capital gains	--	15,251
Mid-Cap Fund:
Distributions paid from:
mOrdinary Income	--	$11,854
mLong-term capital gains	$97,892	571,405
mShort-term capital gains	71,453	254,947
Foresight Fund:
Distributions paid from
mOrdinary Income	$8,798	$105,188

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:
Investors Fund:
Accumulated net realized losses	$(8,351,075)
Net unrealized depreciation on investments	(2,917,190)
$(11,268,265)
Balanced Fund:
Accumulated net realized losses	$ (973,717)
Net unrealized depreciation on investments	(658,851)
$ (1,632,568)
Mid-Cap Fund:
Accumulated net realized losses	$ (782,851)
Net unrealized depreciation on investments	(136,289)
$ (919,140)
Foresight Fund:
Accumulated net realized losses	$ (125,336)
Net unrealized depreciation on investments	(493,776)
$ (619,112)

Net realized gains or losses may differ for financial and tax reporting purposes as a result of loss deferrals related to wash sales and post-October transactions.

Income Tax: No provision is made for Federal income taxes since it is the intention of the Trust to comply with the provisions of the Internal Revenue Code available to investment companies and to make the requisite distribution to shareholders of taxable income which will be sufficient to relieve it from all or substantially all Federal income taxes. As of December 31, 2002, capital loss carryovers available to offset future capital gains for federal income tax purposes and the years they expire are as follows:

Expiration Date	Investors Fund
December 31, 2008	$ 482,249
December 31, 2009	5,222,304
December 31, 2010	2,646,522
Expiration Date	Balanced Fund
December 31, 2009	$525,686
December 31, 2010	448,031
Expiration Date	Mid-Cap Fund
December 31, 2010	$782,851
Expiration Date	Foresight Fund
December 31, 2003	$ 6,535
December 31, 2009	74,698
December 31, 2010	44,103

A portion of the Investors Fund’s capital loss carryovers were acquired through its mergers with Mosaic Focus Fund on July 1, 2002 and LaCrosse Large Cap Stock Fund on August 26, 2002, and are subject to certain limitations.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 2002 fiscal year have been identified and appropriately reclassified. In the Mid-Cap Fund, permanent differences relating to net investment losses which are not deductible for tax purposes totaling $89,444 were reclassified from accumulated undistributed net investment loss to net paid-in-capital on shares of beneficial interest.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. Such estimates affect the reported amounts of assets and liabilities and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investments in Repurchase Agreements. When the Trust purchases securities under agreements to resell, the securities are held for safekeeping by the custodian bank as collateral. Should the market value of the securities purchased under such an agreement decrease below the principal amount to be received at the termination of the agreement plus accrued interest, the counterparty is required to place an equivalent amount of additional securities in safekeeping with the Trust’s custodian bank. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Trust, along with other registered investment companies having Advisory and Services Agreements with the same advisor, transfers uninvested cash balances into a joint trading account. The aggregate balance in this joint trading account is invested in one or more consolidated repurchase agreements whose underlying securities are U.S. Treasury or federal agency obligations.

3. Investment Advisory Fees and Other Transactions with Affiliates. The investment advisor to the Trust, Madison Mosaic, LLC, a wholly owned subsidiary of Madison Investment Advisors, Inc. (collectively "the Advisor"), earns an advisory fee equal to 0.75% per annum of the average net assets of each fund. Effective August 27, 2002, the Board of Trustees of the Investors Fund approved a new investment advisory fee agreement whereby the advisory fee is reduced by 0.15% on assets over $100 million. The fees are accrued daily and are paid monthly.

4. Investment Transactions. Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2002 were as follows:

	Purchases	Sales
Investors Fund:
U. S. Gov’t Securities	--	-
Other	$44,237,754	$43,656,691
Balanced Fund:
U. S. Gov’t Securities	$1,379,602	$ 927,965
Other	$7,230,148	$6,588,165
Mid-Cap Fund:
U. S. Gov’t Securities	--	--
Other	$20,557,145	$6,349,177
Foresight Fund:
U. S. Gov’t Securities	--	--
Other	$2,138,688	$167,036

5. Other Expenses. Under a separate Services Agreement, the Advisor will provide or arrange for each fund to have all other necessary operational and support services for a fee based on a percentage of average net assets. This percentage is 0.45% for the Balanced Fund and 0.50% for the Mid-Cap Fund and Foresight Fund. Prior to August 27, 2002, this percentage was 0.40% for the Investors Fund. Effective August 27, 2002, the Board of Trustees of the Investors Fund approved a new services agreement whereby this fee was reduced to 0.25% on the first $25 million of assets, 0.12% on the next $25 million of assets and 0.11% on all assets greater than $50 million. These fees are accrued daily and paid monthly.

The Advisor is also responsible for the fees and expenses of Trustees and certain promotional expenses.

6. Aggregate Cost and Unrealized Appreciation (Depreciation). The aggregate cost for federal income tax purposes and the net unrealized appreciation (depreciation) are as follows as of December 31, 2002:

	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
Aggregate Cost	$97,370,066	$21,409,556	$26,534,234	$ 4,415,182
Gross unrealized appreciation	4,663,929	1,379,753	1,705,645	191,580
Gross unrealized depreciation	(7,581,119)	(2,038,604)	(1,841,934)	(685,356)
Net unrealized depreciation	$ (2,917,190)	$ (658,851)	$ (136,289)	$ 493,776)

7. Net Assets. At December 31, 2002, net assets include the following:
	Investors Fund	Balanced Fund	Mid-Cap Fund	Foresight Fund
Net paid in capital on shares of beneficial interest	$106,487,104	$22,518,229	$27,120,747	$ 4,544,565
Accumulated net realized losses	(10,068,597)	(1,301,315)	(1,035,833)	(125,336)
Net unrealized depreciation on investments	(1,199,668)	(331,253)	116,693	(493,776)
Total Net Assets	$ 95,218,839	$20,885,661	$26,201,607	$ 3,925,453

8. Capital Share Transactions. An unlimited number of capital shares, without par value, are authorized. Transactions in capital shares were as follows:

	Year Ended Dec. 31,
Investors Fund	2002	2001
In Dollars
Shares sold	$12,328,221	$8,391,325
Additional shares issued in connection with merged funds	70,104,313	--
Shares issued in reinvestment of dividends	67,229	1,472,835
Total shares issued	82,499,763	9,864,160
Shares redeemed	(6,638,132)	(4,603,705)
Net increase	$75,861,631	$5,260,455
In Shares
Shares sold	759,129	430,803
Additional shares issued in connection with merged funds	4,185,010	--
Shares issued in reinvestment of dividends	4,408	78,472
Total shares issued	4,948,547	509,275
Shares redeemed	(415,429)	(238,991)
Net increase	4,533,118	270,284
	Year Ended Dec. 31,
Balanced Fund	2002	2001
In Dollars
Shares sold	$2,318,972	$3,750,703
Shares issued in reinvestment of dividends	321,908	1,196,445
Total shares issued	2,640,880	4,947,148
Shares redeemed	(2,119,047)	(2,846,377)
Net increase	$ 521,833	$2,100,771
In Shares
Shares sold	133,907	200,800
Shares issued in reinvestment of dividends	19,572	66,485
Total shares issued	153,479	267,285
Shares redeemed	(125,521)	(154,022)
Net increase	27,958	113,263
	Year Ended Dec. 31,
Mid-Cap Fund	2002	2001
In Dollars
Shares sold	$20,291,480	$3,307,975
Shares issued in reinvestment of dividends	165,714	813,835
Total shares issued	20,457,194	4,121,810
Shares redeemed	(3,929,236)	(902,155)
Net increase	$16,527,958	$3,219,655
In Shares
Shares sold	2,132,381	338,739
Shares issued in reinvestment of dividends	19,269	82,103
Total shares issued	2,151,650	420,842
Shares redeemed	(436,334)	(93,709)
Net increase	1,715,316	327,133
	Year Ended Dec. 31,
Foresight Fund	2002	2001
In Dollars
Shares sold	$1,711,845	$1,973,545
Shares issued in reinvestment of dividends	8,549	100,308
Total shares issued	1,720,394	2,073,853
Shares redeemed	(1,433,705)	(447,127)
Net increase	$ 286,689	$1,626,726
In Shares
Shares sold	137,278	155,372
Shares issued in reinvestment of dividends	796	7,740
Total shares issued	138,074	163,112
Shares redeemed	(116,430)	(34,165)
Net increase	21,644	128,947

9. Discussion of Business Combinations. Effective July 1, 2002, the Mosaic Focus Fund merged into the Mosaic Investors Fund series of the Mosaic Equity Trust as a tax-free reorganization pursuant to Internal Revenue Code Section 368(a)(1)(C). As of the date of the merger, shareholders of Mosaic Focus Fund received approximately 1.1393 shares of beneficial interest of Mosaic Investors Fund for each share they held of Mosaic Focus Fund. A total of 115,847 shares of Mosaic Focus Fund were outstanding as of the date of the reorganization, resulting in the issuance of 131,979 shares of beneficial interest. The Mosaic Focus Fund’s net assets on July 1, 2002 of $2,216,050 (including $262,322 of net unrealized depreciation and $640,624 of accumulated net realized losses) were combined with those of Mosaic Investors Fund. Mosaic Focus Fund had no net investment income and no net realized gains to distribute to its shareholders prior to the reorganization.

Effective August 26, 2002, the LaCrosse Large Cap Stock Fund series of the LaCrosse Funds, Inc. merged into the Mosaic Investors Fund series of the Mosaic Equity Trust as a tax-free reorganization pursuant to Internal Revenue Code Section 368(a)(1)(D). As of the date of the merger, shareholders of LaCrosse Large Cap Stock Fund received approximately 1.1593 shares of beneficial interest of Mosaic Investors Fund for each share they held of LaCrosse Large Cap Stock Fund. A total of 3,496,038 shares of LaCrosse Large Cap Stock Fund were outstanding as of the date of the reorganization, resulting in the issuance of 4,053,031 shares of beneficial interest. The LaCrosse Large Cap Stock Fund’s net assets on August 26, 2002 of $67,888,263 (including $3,510,474 of net unrealized appreciation and $3,985,634 of accumulated net realized losses) were combined with those of Mosaic Investors Fund. LaCrosse Large Cap Stock Fund distributed all net investment income to its shareholders prior to the reorganization and had no net realized gains to distribute.

Management Information
Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held
Philip E. Blake 550 Science Drive Madison, WI 53711 Born 11/07/1944	Trustee	Indefinite Term since May 2001	Retired investor; formerly publisher of Madison’s Wisconsin State Journal newspaper.	All 13 Mosaic Funds	Madison Newspapers, Inc. of Madison, WI
James R. Imhoff, Jr. 550 Science Drive Madison, WI 53711 Born 5/20/1944	Trustee	Indefinite Term since July 1996	Chairman and CEO of First Weber Group, Inc. (real estate brokers) of Madison, WI.	All 13 Mosaic Funds	None
Lorence D. Wheeler 550 Science Drive Madison, WI 53711 Born 1/31/1938	Trustee	Indefinite Term since July 1996	Retired investor; formerly Pension Specialist for CUNA Mutual Group (insurance) and President of Credit Union Benefits Services, Inc. (a provider of retirement plans and related services for credit union employees nationwide).	All 13 Mosaic Funds	None
Interested Trustees*
Frank E. Burgess 550 Science Drive Madison, WI 53711 Born 8/04/1942	Trustee and Vice President	Indefinite Terms since July 1996	Founder, President and Director of Madison Investment Advisors, Inc.	All 13 Mosaic Funds	None
Katherine L. Frank 550 Science Drive Madison, WI 53711 Born 11/27/1960	Trustee and President	Indefinite Terms since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and President of Madison Mosaic, LLC	President of all 13 Mosaic Funds and Trustee of all Mosaic Funds except Mosaic Equity Trust	None
Officers*
Jay R. Sekelsky 550 Science Drive Madison, WI 53711 Born 9/14/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Mosaic Funds	None
Christopher Berberet 550 Science Drive Madison, WI 53711 Born 7/31/1959	Vice President	Indefinite Term since July 1996	Principal and Vice President of Madison Investment Advisors, Inc. and Vice President of Madison Mosaic, LLC	All 13 Mosaic Funds	None
W. Richard Mason 8777 N. Gainey Center Drive, #220 Scottsdale, AZ 85258 Born 5/13/1960	Secretary and General Counsel	Indefinite Termssince November 1992	Principal of Mosaic Funds Distributor, LLC; General Counsel for Madison Investment Advisors, Madison Scottsdale, LC and Madison Mosaic, LLC	All 13 Mosaic Funds	None
Greg Hoppe 550 Science Drive Madison, WI 53711 Born 4/28/1969	Chief Financial Officer	Indefinite Term since August 1999	Vice President of Madison Mosaic, LLC; formerly CFO of Amcore Bank-South Central and auditor for McGladrey & Pullen accounting firm.	All 13 Mosaic Funds	None

*All interested Trustees and Officers of the Trust are employees and/or owners of Madison Investment Advisors, Inc. Since Madison Investment Advisors, Inc. serves as the investment advisor to the Trust, each of these individuals is considered an "interested person" of the Trust as the term is defined in the Investment Company Act of 1940.

The Statement of Additional Information contains more information about the Trustees and is available upon request. To request a free copy, call Mosaic Funds at 1-800-368-3195.

The Mosaic Family of Mutual Funds

Mosaic Equity Trust
Mosaic Investors Fund
Mosaic Balanced Fund
Mosaic Mid-Cap Fund
Mosaic Foresight Fund

Mosaic Income Trust
Mosaic Government Fund
Mosaic Intermediate Income Fund
Mosaic Institutional Bond Fund

Mosaic Tax-Free Trust
Mosaic Arizona Tax-Free Fund
Mosaic Missouri Tax-Free Fund
Mosaic Virginia Tax-Free Fund
Mosaic Tax-Free National Fund
Mosaic Tax-Free Money Market

Mosaic Government Money Market

For more complete information on any Mosaic fund, including charges and expenses, request a prospectus by calling 1-800-368-3195. Read it carefully before you invest or send money. This document does not constitute an offering by the distributor in any jurisdiction in which such offering may not be lawfully made. Mosaic Funds Distributor, LLC.

TRANSER AGENT
Mosaic Funds
c/o US Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

TELEPHONE NUMBERS
Shareholder Service
Toll-free nationwide: 888-670-3600

Mosaic Tiles (24 hour automated information)
Toll-free nationwide: 800-336-3600

550 Science Drive
Madison, Wisconsin 53711

Mosaic Funds
www.mosaicfunds.com

SEC File Number 811-3615